10.2

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

500411078A

DECEMBER 04, 2007

PTAS

PAUL D. BIANCO
21355 EAST DIXIE HIGHWAY, SUITE 115
MIAMI, FL 33180

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 12/04/2007 REEL/FRAME: 020190/0450
NUMBER OF PAGES: 3

BRIEF: ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS).
DOCKET NUMBER: 7044-X06-036

ASSIGNOR:
AVERBUCH, MOSHE DOC DATE: 11/06/2007

ASSIGNEE:
BATTERY CONTROL CORP.
113 BARKSDALE PROFESSIONAL CENTER
NEWARK, DELAWARE 19711

SERIAL NUMBER: 10707521 FILING DATE: 12/19/2003
PATENT NUMBER: ISSUE DATE:
TITLE: [METHOD AND APPARATUS FOR BATTERY TESTING AND MEASURING]